UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 1, 2005
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)

                   1-9293                       73-1016728
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           (Commission File Number) (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                74820
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       (Address of Principal Executive Offices)             (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Pre-Paid Legal Services, Inc. (the "Company") will amend and restate its existing deferred compensation plan (originally adopted in 2002) effective as of January 1, 2005. The plan permits executive officers and key employees to defer receipt of a portion of their compensation. Deferred amounts accrue hypothetical returns based upon investment options selected by the participant. Deferred amounts are paid in cash based on the value of the investment option and are generally payable following termination of employment in a lump sum or in installments as elected by the participant. The plan also provides for a death benefit of one year's base salary or $500,000 for each participant. Although the plan is unfunded and represents an unsecured liability of the Company to the participants, the Company purchases company-owned variable life insurance policies to insure the lives of participants and to finance the Company's obligations under the plan.

     The  existing  plan will be amended to comply  with the new  provisions  of
Section 409A of the Internal Revenue Code as amended by the American Jobs Creation Act of 2004, which establish new rules for deferred compensation plans in general. The amended plan authorizes participation by additional key employees, but does not materially change the benefits available under the existing plan to executive officers of the Company. As a part of the amended plan, the Company also will purchase new insurance policies on the lives of participants and changed the third party administrator of the plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Randy Harp
                          ------------------------------------------------------
                          Randy Harp, Chief Operating Officer

Date:  January 4, 2005